Exhibit 10.2

EXECUTION COPY

AMENDMENT AGREEMENT

Dated as of May 25, 2010

by and among

AMPHENOL FUNDING CORP.,
as Seller,

AMPHENOL CORPORATION,
as Servicer,

ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Purchaser,

and

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK NEW YORK BRANCH,
as Administrative Agent for the Purchasers
and Related Committed Purchaser

This AMENDMENT AGREEMENT (this “Agreement”), dated as of May 25, 2010 (the “Amendment Effective Date”), is by and among Amphenol Funding Corp., a Delaware corporation, as Seller (“AFC”), Amphenol Corporation, a Delaware corporation, as Servicer (“Amphenol”), Atlantic Asset Securitization LLC, a Delaware limited liability company, as Conduit Purchaser (“Atlantic”), and Crédit Agricole Corporate and Investment Bank New York Branch, f/k/a Calyon New York Branch, a French banking corporation, duly licensed under the laws of the State of New York, as Administrative Agent for the Purchasers and as the sole Related Committed Purchaser as of the date hereof (“Crédit Agricole”).

Reference is hereby made to (i) that certain Receivables Purchase Agreement, dated as of July 31, 2006 (as amended or otherwise modified, the “Receivables Purchase Agreement”), among AFC, Amphenol, Atlantic and Crédit Agricole; and (ii) that certain Fee Letter, dated as of July 31, 2006 (as amended or otherwise modified, the “Fee Letter”), among Atlantic and Crédit Agricole, and acknowledged by AFC and Amphenol.

RECITALS

WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement, as herein set forth;

WHEREAS, AFC desires that Crédit Agricole extend its Commitment in its capacity as a Related Committed Purchaser under the Receivables Purchase Agreement, and Crédit Agricole is willing to extend such Commitment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINED TERMS

SECTION 1.1  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Receivables Purchase Agreement.

ARTICLE II
AMENDMENTS TO THE AFFECTED DOCUMENTS

SECTION 2.1  Amendments to Receivables Purchase Agreement.

(a)           The definition of “Commitment Expiry Date” in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety to read as follows:

“Commitment Expiry Date” means for any Related Committed Purchaser, May 24, 2011, as such date may be extended from time to time in the sole discretion of such Related Committed Purchaser pursuant to Section 1.12 of the Receivables Purchase Agreement.

(b)           The definition of “Scheduled Commitment Expiry Date” in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety to read as follows:

“Scheduled Commitment Expiry Date” means May 24, 2011.

(c)           The definition of “Scheduled Facility Termination Date” in Exhibit I to the Receivables Purchase Agreement is hereby restated in its entirety to read as follows:

“Scheduled Facility Termination Date” means for May 24, 2013, or such later date as the Seller, the Purchaser and the Administrative Agent may agree from time to time.

SECTION 2.2  Amendments to Fee Letter.  Concurrently with the execution of this Agreement, the parties hereto are entering into an amendment and restatement of the Fee Letter (the “Amended Fee Letter”), to be dated as of the date hereof and containing certain modifications to the terms thereof, and the parties hereto agree that the definition of “Fee Letter” in Section 1.7 of the Receivable Purchase Agreement shall be deemed to refer to the Amended Fee Letter from and after its execution and delivery.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1  Amendment Effective Date.  This Agreement and the provisions contained herein shall become effective as of the date hereof, provided that (i) Crédit Agricole shall have, in form and substance satisfactory to it, received an original counterpart (or counterparts) of this Agreement executed by each of the parties hereto, (ii) the parties hereto shall have executed the Amended Fee Letter, and (iii) Crédit Agricole shall have received all sums due to it as contemplated thereunder.

ARTICLE IV
NOTICE, CONFIRMATION, ACKNOWLEDGEMENT,
RELEASE AND REPRESENTATIONS AND WARRANTIES

SECTION 4.1  Notice.  Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby.  Each party hereto hereby waives any notice requirement contained in the Transaction Documents with respect to the execution of this Agreement.

SECTION 4.2  Confirmation of the Subject Documents.  The parties hereto each hereby acknowledge and agree that, except as herein expressly amended, the Receivables Purchase Agreement and each other Transaction Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective  terms.

SECTION 4.3  Representations and Warranties.  By its signature hereto, each party hereto hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a)           Its representations and warranties set forth in the Transaction Documents (as amended hereby) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date, and except for matters that have been disclosed to Crédit Agricole in writing; and

(b)           No Termination Event (as defined in the Receivables Purchase Agreement) has occurred and is continuing.

ARTICLE V
MISCELLANEOUS

SECTION 5.1  GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 5.2  Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

SECTION 5.3  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 5.4  Entire Agreement.  This Agreement, the Receivables Purchase Agreement, as amended by this Agreement, and the other Transaction Documents, as amended by this Agreement, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

SECTION 5.5  Headings.  The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation hereof or thereof.

SECTION 5.6  Severability.  If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7  SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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